Schwartz Value Fund
a series of
Schwartz Investment Trust
3707 W. Maple Road
Bloomfield Hills, Michigan 48301
(810) 644-8500

Board of Trustees
Donald J. Dawson, Jr.
Fred A. Erb
John J. McHale
Sidney F. McKenna
George P. Schwartz, CFA
Gregory J. Schwartz

Officers
Gregory J. Schwartz, Chairman of the Board
George P. Schwartz, CFA, President
Richard L. Platte, Jr., CFA, Vice President/Secretary
Cynthia M. Dickinson, Treasurer
Robert G. Dorsey, CPA, Assistant Vice President
John F. Splain, Assistant Secretary
Mark J. Seger, CPA, Assistant Treasurer

Investment Adviser
SCHWARTZ INVESTMENT COUNSEL, INC.
3707 W. Maple Road
Bloomfield Hills, Michigan 48301

Distributor
GREGORY J. SCHWARTZ & CO., INC.
3707 W. Maple Road
Bloomfield Hills, Michigan 48301

Custodian
FIFTH THIRD BANK
38 Fountain Square Plaza
Cincinnati, Ohio 45263

Administrator
MGF SERVICE CORP.
P.O. Box 5354
Cincinnati, Ohio 45201

Auditors
DELOITTE & TOUCHE LLP
1700 Courthouse Plaza Northeast
Dayton, Ohio 45402

Legal Counsel
SULLIVAN & WORCESTER
1025 Connecticut Avenue, N.W.
Suite 1000
Washington, D.C. 20036

Schwartz Value Fund is a 100% no load diversified investment company (a mutual fund). The investment objective is long-term capital appreciation.

                                    SCHWARTZ
                                   VALUE FUND

                                  a series of

                                    SCHWARTZ
                                INVESTMENT TRUST

                                 ANNUAL REPORT

                               for the year ended
                               DECEMBER 31, 1995



                              Shareholder Accounts
                             c/o MGF Service Corp.
                                 P.O. Box 5354
                           Cincinnati, OH 45201-5354
                                 1-800-543-0407

                               Corporate Offices
                               3707 W. Maple Road
                           Bloomfield Hills, MI 48301
                                 (810) 644-8500
                               Fax (810) 644-4250

                              Schwartz Value Fund

Dear Fellow Shareowner:

The net asset value of the Schwartz Value Fund at December 31, 1995, was $19.66 after a $1.52 per share distribution of net realized gains. For the year, the Fund had a total return of 16.9%. It was a good year in absolute terms, better than our 15% annual target, but disappointing relative to the major indices which were up 20-40%. The performance of different segments of the market varied greatly in 1995. Last year large-capitalization stocks and growth stocks in particular, did exceptionally well. Small-capitalization stocks, and especially small-cap value stocks, which we emphasize, languished in comparison.

This is not particularly surprising, and I have seen it happen in the past, where the types of stocks in which we invest do not get swept up in the euphoria of major market advances. They tend to be overlooked by the institutional managers who are investing the large incremental cash flows, which major market advances precipitate. More so than other stocks, ours tend to trade on their own news, at their own pace, and at prices which are usually lower than intrinsic value. That's why we buy them. Happily, they also tend to be less vulnerable on the downside. Following two years of underperformance, smaller-capitalization value stocks remain undervalued by virtually any historical measure. That underperformance increases our conviction that small-cap value stocks will outperform in the future.

We strive to be contrarian investors because one can't buy stocks at bargain prices when they're popular. Consequently, we're always looking for companies and industries where the consensus outlook is temporarily clouded, making the stock prices unduly depressed. Two industries meeting these standards are consumer goods companies and specialty retailers. Much has been made of the difficulties and bankruptcies within these industries. Most of the stocks are depressed, many with justification. We are purchasing a few with bullet-proof balance sheets and strong market niches. The former ensures survivability in the short run, the latter assures profitability in the long run.

While some consumers are overextended, the macro conditions for consumers, and by extension retailers, are really quite good. Inflation is moderate, unemployment is down, interest rates are low, and tax rates are about to be cut. Real wages will rise in the late 90's due to slower labor force growth and improved productivity. Because aging baby boomers are hitting their peak earnings years and inheriting unprecedented wealth, the current problems of excess consumer debt are probably overblown. Also, the rapid attrition which is taking place within the retail industry is a plus for the survivors. Consequently, over the balance of the decade, we believe there's a meaningful opportunity for selected consumer goods companies and specialty retailers to experience a major turnaround. Believing the best time to accumulate stocks is when they're unloved and underowned, we've established positions in some fine companies at attractive prices. Recent purchases of companies with strong balance sheets and defined market niches include K-Swiss Inc., Reebok International Ltd., Helen of Troy Limited, Windmere Corporation, The Dress Barn, Inc., and Ellett Brothers, Inc. All of these companies enjoy above average levels of profitability and staying power associated with their franchises.

Despite the fact that 1996 may be a bit rocky from an economic perspective, there are many reasons to regard stocks favorably on a long-term basis. With a competitive labor force and a cheap dollar, the U.S. is poised to capitalize on its re-established world-class productivity in manufacturing and services. Technologically, the U.S. has a dramatic lead over most foreign competitors, plus a huge middle class of 80 million well educated, healthy baby boomers in their most productive years. Over time, savings rates will rise as the boomers age, favorably impacting the budget deficit, the balance of trade, and the demand for stocks and bonds. However, in the near term, because the economy is looking weaker and the bull market is getting aged, the capital markets in 1996 may hit some air pockets. If so, it will prove useful for long-term investors trying to buy shares of excellent companies at reduced prices. We intend to do so.

During the year Schwartz Investment Counsel, Inc., augmented its analytical staff by hiring George Sertl from St. Louis, Missouri. George's work is devoted exclusively to unearthing investment opportunities for the Schwartz Value Fund. With depth of knowledge and an unusually keen understanding of value investing, he has made an immediate contribution.

The Schwartz Value Fund annual meeting of shareowners will be held at Bloomfield Hills Country Club on Long Lake Road, Bloomfield Hills, Michigan, on April 25, 1996, at 10:00 A.M. I hope you'll attend and bring your best questions.

                               With best regards,

                              SCHWARTZ VALUE FUND

                            George P. Schwartz, CFA
February 1, 1996                   President

                           Annual Total Rates of Return
                                                                                                       Compound Annual
                                                                                                       Rates of Return
                           1986    1987    1988   1989    1990    1991   1992   1993    1994   1995   5 Year   10 Year
SCHWARTZ
  VALUE FUND (A)           16.4%   -0.6%   23.1%   8.3%   -5.3%   32.0%  22.7%  20.5%  -6.8%   16.9%   16.4%     12.1%
RUSSELL 2000
  INDEX                     5.7%   -8.8%   24.9%  16.2%  -19.5%   46.0%  18.4%  18.9%  -3.2%   26.2%   20.2%     11.0%
NASDAQ COMPOSITE (B)        7.4%   -5.3%   15.4%  19.3%  -17.8%   56.8%  15.5%  14.7%  -3.2%   39.9%   23.0%     12.5%
VALUE LINE COMPOSITE (B)    5.0%  -10.6%   15.4%  11.2%  -24.3%   27.2%   7.0%  10.7%  -6.0%   19.3%   11.1%      4.4%
STANDARD & POORS 500       18.7%    5.3%   16.8%  31.6%   -3.2%   30.4%   7.6%  10.1%   1.3%   37.5%   16.6%     14.9%
DOW JONES INDUST. AVG.     27.2%    5.5%   16.2%  32.3%   -0.6%   24.3%   7.4%  17.0%   5.0%   36.9%   17.6%     16.5%
CONSUMER
  PRICE INDEX               1.1%    4.4%    4.4%   4.6%    6.1%    3.1%   2.9%   2.7%   2.7%    2.6%    2.8%      3.5%

----------------
(A) Schwartz Value Fund's performance combines the performance of the Fund, since its commencement of operations on July 20, 1993, and the performance of RCM Partners Limited Partnership for periods prior to July 20, 1993.
(B) Excludes dividends.

                              SCHWARTZ VALUE FUND
                          Ten Largest Equity Holdings
                               December 31, 1995
                                           Market
Shares    Company                           Value
200,000   Core Industries Inc.           $2,575,000
 90,000   Reebok International Ltd.      $2,542,500
 50,000   Nautica Enterprises, Inc.      $2,187,500
150,000   The Horsham Corporation        $2,025,000
177,100   K-Swiss Inc.                   $1,925,963
100,000   TriMas Corporation             $1,887,500
150,000   Dravo Corporation              $1,800,000
225,000   Windmere Corporation           $1,603,125
100,000   Ottawa Financial Corporation   $1,562,500
150,000   The Dress Barn, Inc.           $1,481,250

                               SCHWARTZ VALUE FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1995
                                                                Market
Shares    COMMON STOCK -- 96.4%                                  Value
          APPAREL & TEXTILES -- 13.0%
 70,000     Dixie Yarns, Inc.*                                $  271,250
177,100     K-Swiss Inc.                                       1,925,963
 50,000     Nautica Enterprises, Inc.*                         2,187,500
 90,000     Reebok International Ltd.                          2,542,500
                                                               6,927,213
          BUILDING MATERIALS AND CONSTRUCTION -- 6.3%
 90,000     ABT Building Products Corporation*                 1,282,500
 68,000     Gardner Denver Machinery Inc.*                     1,292,000
 24,000     Industrial Acoustics Company, Inc.                   240,000
 55,000     MLX Corp.*                                           550,000
                                                               3,364,500
          CONSUMER PRODUCTS -- DURABLES -- 6.1%
135,000     Ameriwood Industries International Corporation*      523,125
 50,000     Craftmade International, Inc.                        337,500
 64,600     Griffon Corporation*                                 581,400
 51,000     HMI Industries Inc.                                  612,000
125,000     Orbit International Corp.*                           109,375
 40,000     Sturm, Ruger & Company, Inc.                       1,095,000
                                                               3,258,400
          CONSUMER PRODUCTS -- NONDURABLES -- 5.5%
 30,000     Helen of Troy Limited*                               630,000
280,000     Pentech International, Inc.*                         560,000
  1,250     Velcro Industries N.V.                                76,563
    900     Weyco Group, Inc.                                     33,750
225,000     Windmere Corporation                               1,603,125
                                                               2,903,438
          ENERGY & MINING -- 7.8%
 20,000     American Oilfield Divers, Inc.*                      142,500
 20,000     Dawson Geophysical Company*                          187,500
150,000     Dravo Corporation*                                 1,800,000
150,000     The Horsham Corporation                            2,025,000
 15,000     ONI International, Inc.*                               3,750
                                                               4,158,750
          FINANCE -- BANKING & THRIFTS -- 16.9%
 25,000     Bell Bancorp, Inc.                                $  893,750
  7,500     Calumet Bancorp, Inc.*                               208,125
 30,000     Coastal Bancorp, Inc.                                525,000
 15,000     Comerica Incorporated                                601,875
 15,000     Conestoga Bancorp, Inc.                              301,875
  2,460     Damen Financial Corporation*                          27,983
 53,000     FSB Financial Corporation*                         1,219,000
 20,000     Fidelity Bancorp, Inc.                               307,500
 27,000     FirstFed Bancshares, Inc.                            573,750
 20,000     Jacksonville Savings Bank                            277,500
 20,000     Landmark Bancshares, Inc.                            270,000
 15,000     Liberty Bancorp, Inc.                                378,750
 10,000     MFB Corp.*                                           147,500
  2,000     Metairie Bank & Trust Company                         50,000
 15,000     MSB Bancorp, Inc.                                    277,500
 15,900     NHS Financial, Inc.                                  159,000
100,000     Ottawa Financial Corporation                       1,562,500
  8,100     Peoples Bancorp                                      167,063
 30,000     St. Paul Bancorp Inc.                                765,000
 16,200     TF Financial Corporation                             243,000
                                                               8,956,671
          FINANCE -- INSURANCE -- 2.9%
 20,300     CapMAC Holdings Inc.*                                510,038
 40,000     Integon Corporation                                  825,000
  3,000     MBIA Inc.                                            225,000
                                                               1,560,038
          FOOD & TOBACCO -- 2.2%
 35,000     UST                                                1,168,125
          HEALTH CARE -- 2.4%
 10,000     Health Care & Retirement Corporation*                350,000
100,000     NovaCare, Inc.*                                      512,500
 15,000     Research Medical, Inc.*                              405,000
                                                               1,267,500
          INDUSTRIAL PRODUCTS & SERVICES -- 11.4%
200,000     Core Industries Inc.                              $2,575,000
 19,755     Detroit & Canada Tunnel Corporation                  651,915
 10,055     M.H. Rhodes, Inc.*                                    60,330
100,000     TriMas Corporation                                 1,887,500
100,000     UNR Industries, Inc.                                 862,500
                                                               6,037,245
          REAL ESTATE -- 2.7%
 16,499     I. Gordon Corporation*                               123,743
     15     LaFourche Realty Company, Inc.                        62,250
100,000     Malan Realty Investors, Inc.                       1,237,500
                                                               1,423,493
          RETAIL -- 5.2%
 93,900     Best Products Co., Inc.*                             446,025
 47,500     D.I.Y. Home Warehouse, Inc.*                         166,250
150,000     The Dress Barn, Inc.* (2)                          1,481,250
 47,000     Ellett Brothers, Inc.                                376,000
 70,500     Evans, Inc.*                                          96,938
 20,000     The Good Guys, Inc.*                                 180,000
                                                               2,746,463
          TECHNOLOGY & ELECTRONICS -- 10.9%
 33,500     Astrosystems, Inc.*                                  188,438
 50,000     Dallas Semiconductor Corporation                   1,037,500
 71,200     Data Research Associates, Inc.*                    1,335,000
100,000     ESCO Electronics Corporation*                        937,500
 30,000     Perceptron, Inc.*                                    667,500
 20,000     Rainbow Technologies, Inc.*                          432,500
 20,000     SPSS Inc.*                                           390,000
 75,000     Universal Electronics Inc.*                          562,500
 19,000     X-Rite, Incorporated                                 268,375
                                                               5,819,313
          MISCELLANEOUS -- .1%
 12,500     Bull & Bear Group, Inc.*                              20,313
    465     The Detroit Legal News Company                        37,200
                                                                  57,513
          CLOSED-END FUNDS -- 3.0%
 50,000     Inefficient-Market Fund, Inc.                        490,625
 70,000     Royce Micro-Cap Trust, Inc.                          560,000
 50,000     Scudder New Europe Fund, Inc.                        568,745
                                                               1,619,370

Shares/Par                                                            Market
   Value     COMMON STOCK -- 96.4%                                    Value
             TOTAL COMMON STOCK (COST $46,153,744)                 $51,268,032
             PREFERRED STOCK -- .5% (COST $198,808)
    50,000     Telos Corporation, 12% Cumulative Exchangeable
                 Preferred                                             243,750
             U.S. GOVERNMENT & AGENCY BONDS -- 1.9%
$1,000,000     Federal Home Loan Bank, 5.575%, 6/12/96               1,001,163

             CORPORATE BONDS -- .3%
$  200,000     Jacobson Stores Inc. Convertible Subordinated
                 Debentures, 6.75%, 12/15/11                           143,000
             TOTAL BONDS (COST $1,149,503)                           1,144,163
             REPURCHASE AGREEMENTS (1) -- 3.7% (COST $1,979,000)
$1,979,000     Nesbitt Government Securities, Inc., 5.45%, dated
                 12/29/95, due 01/02/96, repurchase proceeds
                 $1,980,198                                          1,979,000
             TOTAL INVESTMENTS -- 102.8% (COST $49,481,055)         54,634,945
             OTHER LIABILITIES IN EXCESS OF
             OTHER ASSETS -- (2.8)%                                (1,498,057)
             NET ASSETS -- 100%                                    $53,136,888

* Non-income producing securities.

(1) Repurchase agreements are fully collateralized by U.S. Government obligations.

(2) A Trustee of the Fund owns more than 5% of this security.

See notes to financial statements.

                               SCHWARTZ VALUE FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 1995
ASSETS
Investments, at market value (cost of $49,481,055)
  (Note 1)                                             $ 54,634,945
Cash                                                          4,522
Dividends and interest receivable                            93,773
Receivable for securities sold                              216,495
Receivable for capital shares sold                           17,449
Other assets                                                  7,852
    TOTAL ASSETS                                         54,975,036

LIABILITIES
Payable for capital shares redeemed                           8,250
Distributions payable to shareholders                       250,207
Payable for securities purchased                          1,338,634
Accrued investment advisory fees (Note 2)                   199,646
Other accrued expenses and liabilities                       41,411
    TOTAL LIABILITIES                                     1,838,148

NET ASSETS                                             $ 53,136,888

NET ASSETS CONSIST OF:
Paid in capital                                        $ 48,110,616
Distributions in excess of net realized gains on
  investments                                              (127,618)
Net unrealized appreciation on investments                5,153,890

NET ASSETS                                             $ 53,136,888
Shares of beneficial interest outstanding (unlimited
  number of shares authorized, no par value)              2,702,902
Net asset value, redemption price, and offering price
  per share                                            $      19.66


See notes to financial statements.

                               SCHWARTZ VALUE FUND
                             STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1995



INVESTMENT INCOME
  Interest                                             $   299,164
  Dividends                                                627,148
    TOTAL INVESTMENT INCOME                                926,312

EXPENSES
  Investment advisory fees (Note 2)                        765,583
  Administration, accounting, and transfer agent fees
    and expenses (Note 2)                                  112,416
  Legal and audit fees                                      52,003
  Trustees' fees and expenses                               45,397
  Insurance expense                                         18,175
  Reports to shareholders                                    8,667
  Registration fees                                          7,657
  Other expenses                                            10,868
    TOTAL EXPENSES                                       1,020,766

NET INVESTMENT LOSS                                        (94,454)

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
  Net realized gains on investments                      3,912,706
  Net change in unrealized appreciation on
    investments                                          3,856,574

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS         7,769,280

NET CHANGE IN NET ASSETS FROM OPERATIONS               $ 7,674,826


See notes to financial statements.

                               SCHWARTZ VALUE FUND
                      STATEMENTS OF CHANGES IN NET ASSETS
                 For the Years Ended December 31, 1995 and 1994
                                                            1995          1994


FROM OPERATIONS:
  Net investment loss                                   $   (94,454) $   (159,436)
  Net realized gains on investments                       3,912,706     3,160,109
  Net change in unrealized appreciation
    (depreciation) on investments                         3,856,574    (6,191,709)
Net increase (decrease) in net assets from operations     7,674,826    (3,191,036)
DISTRIBUTIONS TO SHAREHOLDERS:
  From net realized gains on investments                 (3,830,754)   (3,160,109)
  In excess of net realized gains on investments                 --      (152,542)
Net decrease in net assets from distributions to
  shareholders                                           (3,830,754)   (3,312,651)
FROM FUND SHARE TRANSACTIONS (A):
  Proceeds from shares sold                               5,819,563    14,433,921
  Reinvestment of distributions                           3,580,547     3,074,882
  Payments for shares redeemed                           (5,203,945)   (6,612,150)
Net increase in net assets from Fund share
  transactions                                            4,196,165    10,896,653

TOTAL INCREASE IN NET ASSETS                              8,040,237     4,392,966

NET ASSETS:
  Beginning of year                                      45,096,651    40,703,685
  End of year                                          $ 53,136,888  $ 45,096,651

(A) SUMMARY OF CAPITAL SHARE ACTIVITY:
    Shares sold                                             291,957       704,331
    Shares issued in reinvestment of distributions to
      shareholders                                          182,123       169,695
    Shares redeemed                                        (260,324)     (325,821)
    Net increase in shares outstanding                      213,756       548,205
    Shares outstanding, beginning of year                 2,489,146     1,940,941
    Shares outstanding, end of year                       2,702,902     2,489,146


See notes to financial statements.

                               SCHWARTZ VALUE FUND
                              FINANCIAL HIGHLIGHTS
                     Per Share Data for a Share Outstanding
                             Throughout Each Period
                                                          Year            Year       July 20, 1993 (A)
                                                         Ended           Ended               To
                                                     Dec. 31, 1995   Dec. 31, 1994     Dec. 31, 1993
Net asset value at beginning of period                   $18.12          $20.97           $  19.71
Income from investment operations:
  Net investment loss                                     (0.03)          (0.05)             (0.06)
  Net realized and unrealized gains (losses) on
    investments                                            3.09           (1.37)              1.95
Total from investment operations                           3.06           (1.42)              1.89
Less dividends and distributions:
  From net realized capital gains on investments          (1.52)          (1.36)             (0.63)
  In excess of net realized gains on investments             --           (0.07)                --
Total dividends and distributions                         (1.52)          (1.43)             (0.63)
Net asset value at end of period                         $19.66           18.12           $  20.97

Total return                                               16.9 %          (6.8)%              9.6 % (B)

Ratio of expenses to average net assets                    2.00 %          2.01 %             2.13 % (C)

Ratio of net investment loss to average net assets        (0.18)%         (0.36)%            (0.63)% (C)

Portfolio turnover rate                                      70 %            78 %               65 % (C)

----------------
(A) Commencement of operations.

(B) Not annualized.

(C) Annualized.



See notes to financial statements.

SCHWARTZ VALUE FUND
                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1995
______________________________________________________________________________

1. Significant Accounting Policies

Schwartz Value Fund (the "Fund") is a series of Schwartz Investment Trust, a diversified open-end management investment company established as an Ohio Business Trust under a Declaration of Trust dated August 31, 1992. The Fund is registered under the Investment Company Act of 1940 and commenced operations on July 20, 1993. The Fund determines and makes available for publication the net asset value of its shares on a daily basis.

The investment objective of the Fund is to seek long-term capital appreciation through investment in basic value common stocks. This investment in common stocks, by definition, entails the risk of loss of capital to shareholders. See the Prospectus for more detailed information regarding the investment objectives of the Fund.

In 1993, the Fund, prior to offering shares to the public, exchanged its shares for partnership interests in RCM Partners Limited Partnership, whose General Partner was Schwartz Management Company, an affiliate of Schwartz Investment Counsel, Inc.

The following is a summary of significant accounting policies followed by the Fund.

      (a) Valuation of investments -- Securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of business on the day of valuation, or, if not traded on a particular day, at the average of the highest current independent bid and lowest current independent offer; securities traded in the over-the-counter market, not quoted by NASDAQ, are valued at the average of the highest current independent bid and lowest current independent offer as of the close of trading on the day of valuation, and; securities (and other assets) for which market quotations are not readily available are valued at their fair market value as determined in good faith pursuant to procedures established by the Board of Trustees. Short-term securities are valued at amortized cost, which approximates market value.

      (b) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code ("Code") applicable to regulated investment companies and to distribute substantially all taxable income to the shareholders. Therefore, no provision for income taxes is necessary.

      The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles ("GAAP"), the basis on which these financial statements are prepared. The differences arise primarily from the deferral of certain losses under Federal income tax regulations. Accordingly, the amount of net investment income or loss and net realized capital gain or loss reported in the financial statements may differ from that reported in the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders for Federal income tax purposes.

      (c) Security transactions and investment income -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

      (d) Dividends and distributions -- Dividends from net investment income and net capital gains are declared and paid annually in December. Dividends and distributions to shareholders are recorded on the ex-dividend date.

2. Investment Advisory Agreement and Transactions with Related Parties The President of the Fund is also the President and Chief Investment Officer of Schwartz Investment Counsel, Inc. (the "Adviser"). The Chairman of the Board of the Fund is also the President and CEO of Gregory J. Schwartz & Co., Inc. (the "Distributor"), the exclusive agent for the distribution of the Fund's shares. Certain other trustees and officers of the Fund are officers of the Adviser or of MGF Service Corp. ("MGF"), the administrative, accounting, and transfer agent for the Fund.

Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser is responsible for the management of the Fund and provides investment advice along with the necessary personnel, facilities, equipment, and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Adviser a quarterly fee equal to the annual rate of 1.5% of the average daily net assets up to $75 million; 1.25% of such assets from $75 million to $100 million; and 1% of such assets in excess of $100 million.

The Distributor is the exclusive agent for the distribution of the Fund and receives fees from the Adviser, not the Fund or its shareholders.

Pursuant to an Administration, Accounting, and Transfer Agency Agreement between MGF and the Fund, MGF supplies regulatory and compliance services, calculates the daily net asset value per share, maintains the financial books and records of the Fund, maintains the records of each shareholder's account, and processes purchases and redemptions of the Fund's shares. For the performance of these services, the Fund pays MGF a fee, payable monthly, at an annual rate of .22% of average daily net assets up to $25 million; .20% of such assets from $25 million to $100 million; and .15% of such assets in excess of $100 million.

3. Investment Transactions

Purchases and proceeds from sales and maturities of investments other than short-term investments, for the year ended December 31, 1995 were $34,456,836 and $32,549,681, respectively. As of December 31, 1995, net unrealized appreciation of securities was $5,025,838 for Federal income tax purposes of which $9,084,223 related to appreciated securities and $4,058,385 related to depreciated securities. The aggregate cost of investments at December 31, 1995, for Federal income tax purposes was $49,609,107.

                          INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND TRUSTEES
SCHWARTZ VALUE FUND

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Schwartz Value Fund (the "Fund") as of December 31, 1995, the related statement of operations for the year then ended, the statements of changes in net assets, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Schwartz Value Fund at December 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Dayton, Ohio
JANUARY 18, 1996

                               Schwartz Value Fund
                             INVESTMENT PHILOSOPHY

      Schwartz Value Fund ("SVF") seeks superior, long-term performance through value investing -- purchasing shares of strong, growing companies at reasonable prices. Because small and medium size companies offer vast reward opportunities, fundamental analysis is used to identify emerging companies with outstanding business characteristics. Sometimes the best values are issues not followed by Wall Street analysts.

      Most value investors buy fair companies at an excellent price. SVF buys excellent companies at a fair price. This is the essence of value investing. SVF attempts to find companies with great business characteristics like an unassailable franchise which by its nature, offers a margin of safety. A truly fine business requires few assets to produce a consistently expanding stream of income. SVF also purchases shares which are temporarily out-of-favor and selling below intrinsic value.

      A common thread in SVF investments is that the market price is below what a corporate or entrepreneurial buyer might be willing to pay for the entire business. The auction nature and the inefficiencies of the stock market are such that SVF can often buy a minority interest in a fine company at a small fraction of the price per share necessary to acquire the entire company.